UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2020

SEGUIN NATURAL HAIR PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-205822	35-7654530
State or other jurisdiction incorporation	Commission File Number	IRS Employer
Identification No.

311 Bay Street, Unit 3405 Toronto, Ontario, Canada M5H 4G5
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 647-271-4226

65 Hillview Street, Hamilton, ON, Canada L8S 2Z3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchanges on which registered
N/A	N/A	N/A

Section 4-	Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountants

New Independent Registered Public Accounting Firm.

Effective August 23, 2020, the Company engaged Fruci & Associates II, PLLC, Spokane, Washington as its new certifying auditors for the fiscal years ended March 31, 2019 and 2018. During the Company’s two most recent fiscal years and the subsequent interim period through March 31, 2020, the Company did not consult with Fruci & Associates II, PLLC with respect to any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGUIN NATURAL HAIR PRODUCTS INC.

Dated: August 25, 2020	By: /s/ Danny Iandoli
President and Chief Executive Officer